Indebtedness	12 Months Ended
Jan. 31, 2014
Debt Disclosure [Abstract]
Indebtedness

(7) Indebtedness

Debt outstanding as of January 31, 2014 and 2013, whose carrying value approximates fair market value, was as follows:

	January 31,	January 31,
(in thousands)	2014	2013
Convertible Notes	$106,782	$—
Credit agreement	—	95,000
Capitalized lease obligations	480	250
Less amounts representing interest	(16)	(13)
Notes payable	7,798	8,788

Total debt	115,044	104,025
Less current maturities of long-term debt	(7,926)	(8,883)

Total long-term debt	$107,118	$95,142

As of January 31, 2014, debt outstanding will mature as follows:

(in thousands)	Notes Payable	Convertible Notes	Capitalized Lease Obligations	Total
2015	$7,798	$—	$128	$7,926
2016	—	—	216	216
2017	—	—	102	102
2018	—	—	10	10
2019	—	106,782	8	106,790

Total	7,798	106,782	464	115,044

Layne maintained a revolving credit facility (the “Credit Agreement”) which extended to March 25, 2016. During FY2014, the Credit Agreement was amended as it was unlikely Layne would be in compliance with its covenants for the quarters ended April 30, 2013, July 31, 2013 and October 31, 2013. The details of each amendment are more fully described below.

On June 4, 2013, Layne and its lenders amended the Credit Agreement to suspend the minimum fixed charge coverage ratio and the maximum leverage ratio covenants for the fiscal quarters ending July 31 and October 31, 2013. The amendment also temporarily added a minimum EBITDA (as defined in the Credit Agreement) and maximum capital expenditure covenant on a quarterly and fiscal year-to-date basis. The amendment also modified the definition of Adjusted EBITDA (as defined in the Credit Agreement) to exclude up to $3.0 million per quarter of relocation expense related to the move of Layne’s headquarters to The Woodlands, Texas.

In connection with the June 2013 amendment, Layne and its domestic subsidiaries granted liens on substantially all of their assets, subject to certain exceptions, including a pledge of up to 65.0% of the equity interests in their first-tier foreign subsidiaries, to secure the obligations under the Credit Agreement. The amendment did not change the term of the Credit Agreement.

Prior to the June 2013 amendment of the Credit Agreement, Layne also maintained a private shelf agreement whereby it could issue up to $150.0 million of unsecured notes before July 8, 2021. In connection with the June 2013 amendment of the Credit Agreement, the shelf agreement was terminated. There were no outstanding notes at the time of the termination.

Due to the continued deterioration in operating results for the quarter ended July 31, 2013, Layne and its lenders amended the Credit Agreement again on September 5, 2013. The September 2013 amendment to the Credit Agreement provided for a waiver of the financial covenants for the quarter ended July 31, 2013. Effective with the September 2013 amendment, the Credit Agreement reduced the commitments from $300.0 million to $200.0 million, provided for interest at variable rates equal to, at Layne’s option, a LIBOR rate plus 1.5% to 3.0% or a base rate (as defined in the Credit Agreement) plus 0.5% to 2.0%, each depending on the leverage ratio.

On November 4, 2013, Layne and its lenders further amended the Credit Agreement to among other things; (i) reduce the commitments under the Credit Agreement from $200.0 million to $180.0 million, and eliminate the accordion feature under the Credit Agreement; (ii) temporarily increase the interest rate under the Credit Agreement to LIBOR plus 6.0% (or the base rate plus 5.0%); (iii) relax or suspend certain of the financial covenants on a short-term basis; (iv) reduce the amount of capital expenditures permitted each quarter; (v) require proceeds from asset sales (other than in the ordinary course) to be used to repay amounts outstanding under the Credit Agreement; (vi) decrease the amount of permitted investments; (vii) permit an offering of Convertible Notes that results in gross proceeds of at least $75.0 million (the “Permitted Convertible Notes Offering”); (viii) eliminate the ability to incur any additional Priority Indebtedness (as defined in the Credit Agreement), consummate certain acquisitions or make certain restricted payments; and (ix) add-back certain accruals related to any FCPA settlement in computing consolidated EBITDA (as defined in the Credit Agreement).

The November 2013 amendment also provided that effective upon the closing of the Permitted Convertible Notes Offering, described below, that the net proceeds from such offering must be applied to repay amounts outstanding under the Credit Agreement. Pursuant to the terms of the November 2013 amendment, on November 12, 2013 (the date the Permitted Convertible Notes Offering was closed) among other things: (i) the commitments under the Credit Agreement were further reduced from $180.0 million to $150.0 million; (ii) the interest rate under the Credit Agreement was reduced to, at Layne’s option, either the LIBOR rate plus 4.0% or the base rate plus 3.0% until the delivery of the financial statements for the fiscal year ended January 31, 2015, at which time the interest rate will vary based on Layne’s leverage; (iii) a minimum Asset Coverage Ratio (generally defined as the ratio of accounts receivable and inventory for Layne and its subsidiaries to outstanding borrowings and letters of credit under the credit agreement) of 2.00 to 1.00 was added to the Credit Agreement; (iv) a covenant was added requiring a Minimum Liquidity (generally defined as the remaining amount available for borrowing under the revolving credit facility plus up to $15.0 million of unrestricted cash) of at least $50.0 million; (v) the amount of Priority Indebtedness, investments, acquisitions and restricted payments permitted under the Credit Agreement was increased (although such amounts are lower than the amounts permitted prior to the November 2013 amendment); and (vi) the financial covenants were amended as follows:

	Quarter Ended
(in thousands except for ratios)	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014	Thereafter
Minimum Quarterly EBITDA	$6,750	$11,500	$12,500	$10,500	—
Minimum Ratio of EBITDA to Fixed Charges	—	1.5X	1.5X	1.5X	1.5X
Maximum Funded Debt to EBITDA	—	—	—	—	3.0X
Maximum Capital Expenditures (1)	$9,500	$14,000	$14,000	$14,000	$14,000

(1)	Maximum capital expenditures presented above include a rollover feature that allows for any unused portion of the previous quarter’s capital expenditures to be carried forward and utilized only in the next quarter.

In November, 2013, the Convertible Notes Offering generated net proceeds of approximately $105.4 million after deducting the Initial Purchaser’s discount and commission and the estimated offering expenses payable by Layne. As of November 15, 2013, Layne had paid the outstanding balance of the Credit Agreement in full with the proceeds from the offering.

Total fees of $1.5 million were incurred in connection with the June 2013, September 2013 and November 2013 amendments. Of that amount, $0.7 million was written off during the year ended January 31, 2014 as this portion of the fee was associated with the reduction in the revolver capacity associated with the September 2013 and November 2013 amendments to the Credit Agreement. The remaining portion of its fees will be amortized over the life of the agreement.

As of January 31, 2014, Layne had $29.9 million letters of credit outstanding. The amount available for borrowing under the Credit Agreement was $120.1 million as of January 31, 2014.

On April 15, 2014, Layne entered into an ABL facility as discussed further in this note to the Consolidated Financial Statements. The balance owed on the Credit Agreement was $1.5 million as of April 15, 2014. Layne used a portion of the proceeds from the ABL facility to pay the outstanding balance on the Credit Agreement and to cash collateralize the existing outstanding letters of credit of $32.6 million on this Credit Agreement until such letters of credit can be transitioned to the ABL facility. On April 15, 2014, Layne terminated the Credit Agreement.

4.25% Convertible Senior Notes due 2018

On November 5, 2013 Layne entered into a purchase agreement (the “Purchase Agreement”) with Jefferies LLC (the “Initial Purchaser”) relating to the sale by Layne of $110.0 million aggregate principal amount of 4.25% Convertible Notes due 2018 (the “Convertible Notes”), in a private placement to “qualified institutional buyers” in the U.S., as defined in Rule 144A under the Securities Act. The Purchase Agreement contained customary representations, warranties and covenants by Layne together with customary closing conditions. Under the terms of the Purchase Agreement, Layne agreed to indemnify the Initial Purchaser against certain liabilities. The offering of the Convertible Notes was completed on November 12, 2013, in accordance with the terms of the Purchase Agreement. The sale of the Convertible Notes generated net proceeds of approximately $105.4 million after deducting the Initial Purchaser’s discount and commission and the estimated offering expenses payable by Layne. These proceeds were used to pay down the then existing balance on the Credit Agreement. The Purchase Agreement also provided the Initial Purchaser an option to purchase up to an additional $15.0 million aggregate principal amount of Convertible Notes. On December 5, 2013, the Initial Purchaser exercised this option, which generated proceeds net of the Initial Purchaser’s discount and commission in the amount of $14.6 million. Layne used these proceeds primarily as an increase in cash on hand. The Convertible Notes were issued pursuant to an Indenture, dated November 12, 2013 (the “Indenture”), between Layne and U.S. Bank National Association, as trustee. The Convertible Notes are senior, unsecured obligations of Layne. The Convertible Notes will be convertible, at the option of the holders, into consideration consisting of, at Layne’s election, cash, shares of Layne’s common stock, or a combination of cash and shares of Layne’s common stock (and cash in lieu of fractional shares) until the close of business on the scheduled trading day immediately preceding May 15, 2018. However, before May 15, 2018, the Convertible Notes will not be convertible except in the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on December 31, 2013 (and only during such calendar quarter), if the last reported sale price of Layne’s common stock for each of at least 20 trading days (whether or not consecutive) during the 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than 130% of the conversion price on such trading day; (2) during the consecutive five business day period immediately after any five consecutive trading day period (the five consecutive trading day period being referred to as the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of the Convertible Notes, as determined following a request by a holder of the Convertible Notes in the manner required by the Indenture, for each trading day of the measurement period was less than 98% of the product of the last reported sale price of Layne’s common stock and the conversion rate on such trading day; (3) upon the occurrence of specified corporate events described in the Indenture; and (4) if Layne has called the Convertible Notes for redemption. Layne will be required to settle conversions in shares of Layne’s common stock, together with cash in lieu of any fractional shares, until it has obtained stockholder approval. As of January 31, 2014, the if-converted value did not exceed its principal amount.

The Convertible Notes bear interest at a rate of 4.25% per year, payable semi-annually in arrears in cash on May 15 and November 15 of each year, beginning on May 15, 2014. The Convertible Notes will mature on November 15, 2018, unless earlier repurchased, redeemed or converted.

The initial conversion rate is 43.6072 shares of Layne’s common stock per $1,000 principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $22.93 per share of Layne’s common stock). The conversion rate will be subject to adjustment upon the occurrence of certain events. In addition, Layne may be obligated to increase the conversion rate for any conversion that occurs in connection with certain corporate events, including Layne’s calling the Convertible Notes for redemption.

On and after November 15, 2016, and prior to the maturity date, Layne may redeem all, but not less than all, of the Convertible Notes for cash if the sale price of Layne’s common stock equals or exceeds 130% of the applicable conversion price for a specified time period ending on the trading day immediately prior to the date Layne delivers notice of the redemption. The redemption price will equal 100% of the principal amount of the Convertible Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. In addition, upon the occurrence of a fundamental change (as defined in the Indenture), holders of the Convertible Notes will have the right, at their option, to require Layne to repurchase their Convertible Notes in cash at a price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

In accordance with ASC 470-20, “Debt with Conversion and Other Options,” Layne separately accounts for the liability and equity conversion components of the Convertible Notes. The principal amount of the liability component of the Convertible Notes was $106.0 million as of the date of issuance based on the present value of its cash flows using a discount rate of 8.0%, Layne’s approximate borrowing rate at the date of the issuance for a similar debt instrument without the conversion feature. The carrying value of the equity conversion component was $19.0 million. A portion of the Initial Purchaser’s discount and commission and the offering costs totaling $0.8 million and deferred taxes totaling $7.1 million were allocated to the equity conversion component. The liability component will be accreted to the principal amount of the Convertible Notes using the effective interest method over five years.

In accordance with guidance in ASC 470-20 and ASC 815-15, “Embedded Derivatives,” Layne determined that the embedded conversion components and other embedded derivatives of the Convertible Notes do not require bifurcation and separate accounting.

The following table presents the carrying value of the Convertible Notes as of January 31, 2014 (in thousands):

Carrying amount of the equity conversion component	$11,128

Principal amount of the Convertible Notes	$125,000
Unamortized debt discount (1)	(18,218)

Net carrying amount	$106,782

(1)	As of January 31, 2014, the remaining period over which the unamortized debt discount will be amortized is 57 months using an effective interest rate of 9%.

Asset-backed Revolving Credit Facility

On April 15, 2014, Layne entered into a five-year $135.0 million (the “Maximum Credit”) senior secured ABL facility, of which up to an aggregate principal amount of $75.0 million will be available in the form of letters of credit and up to an aggregate principal amount of $15.0 million is available for short-term swingline borrowings. Availability under the ABL facility will be the lesser of (i) $135.0 million and (ii) the borrowing base (as defined in the ABL facility agreement). The borrowing base is defined as the sum of:

•	85% of book value of eligible accounts receivable (other than unbilled receivables), plus

•	60% of eligible unbilled receivables, plus

•	real property availability, plus

•	equipment availability, minus

•	the supplemental reserve, minus

•	any additional reserves established from time to time by the co-collateral agents

As of April 15, 2014, the initial borrowing base was approximately $131.0 million and $39.0 million was borrowed under the ABL facility. Of this amount, $32.6 million cash collateralized existing outstanding letters of credit that were issued under the existing Credit Agreement, $1.5 million was paid to terminate the existing Credit Agreement, $4.0 million to pay commissions and other expenses related to the facility, with the remainder for working capital needs.

If our borrowing base is reduced below the amount of letters of credit and borrowings outstanding under the ABL facility, then such excess indebtedness could become immediately due and payable and any outstanding letters of credit could require replacement or cash collateralization.

If the Convertible Notes as described in this Note 7 to the Consolidated Financial Statements have not been converted into Common Stock or the maturity date of the Convertible Notes is not extended to a date that is after October 15, 2019, the ABL facility will be due and payable on May 15, 2018.

Layne has the right to request the lenders to further increase the maximum up to an additional $65.0 million if certain conditions are satisfied. Currently, there are no commitments from the lenders for any such increase.

Advances under the ABL facility are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or event of default. Advances may be used to refinance the existing Credit Agreement, for general corporate and working capital purposes, and to pay fees and expenses associated with the ABL facility.

Pursuant to the ABL facility agreement, the revolving loans will bear interest at either:

•	the alternate base rate plus the applicable margin. The alternate base rate is equal to the highest of (a) the base rate, (b) the sum of the Federal Funds Open rate plus 0.5%, and (c) the sum of the Daily LIBOR rate plus 1%. Or

•	the LIBOR rate (as defined in the ABL facility agreement) for the interest period in effect for such borrowing plus the applicable margin.

Swingline loans will bear interest at the alternate base rate plus the applicable margin. In connection with letters of credit issued under the ABL facility, Layne will pay (i) a participation fee to the lenders equal to the applicable margin from time to time used to determine the interest rate on Eurodollar loans (as defined in the ABL facility agreement) on the average daily amount of such lender’s letter of credit exposure, as well as the issuing bank’s customary fees and changes. The applicable margin for each quarter varies based on the average undrawn availability under the ABL facility for the prior quarter.

The ABL facility contains various restrictions and covenants. In general, provided that Layne maintains a certain level of Excess Availability, Layne will not be restricted from incurring additional unsecured indebtedness or making investments, distributions, capital expenditures or acquisitions. “Excess Availability” is generally defined as the amount by which the Total Availability exceeds outstanding loans and letters of credit under the ABL facility. “Total Availability” is equal to Layne’s borrowing base under the ABL facility (up to the amount of the commitments under the ABL facility).

In general, if Excess Availability is less than either:

•	$20.0 million, or

•	for a period of 5 consecutive business days, the greater of 17.5% of the Total Availability and $25.0 million,

a “Covenant Compliance Period” will exist until Excess Availability has been equal to or greater than the greater of 17.5% of the Total Availability and $25.0 million for a period of 30 consecutive days. During a Covenant Compliance Period, Layne and its subsidiaries that are co-borrowers or guarantors (the “Loan Parties”) must maintain a minimum fixed charge coverage ratio of not less than 1.0 to 1.0 and a maximum first lien leverage ratio of not greater than 5.0 to 1.0 (both tested on a trailing four fiscal quarter basis).

In general, during a Covenant Compliance Period or if an Event of Default has occurred and is continuing, all of Layne’s funds received on a daily basis will be applied to reduce amounts owing under the ABL facility. Based on current projections Layne does not anticipate being in a Covenant Compliance Period during the next twelve months. Layne continues to focus on ways to enhance our overall liquidity managing our capital expenditures; reviewing our non-core assets for potential sale, assessing the possible realization of cash proceeds from the overfunding of our company-owned life insurance, reviewing our working capital practices and focusing on reducing costs both at corporate and in the field, as appropriate. The steps currently being taken by management could further reduce the potential of a Covenant Compliance Period.

Beginning on the closing date of the ABL facility, Layne must maintain a cumulative minimum cash flow as defined in the agreement of not less than negative $45.0 million and during any twelve consecutive month period, a minimum cash flow of not less than negative $25.0 million, until the last to occur of:

•	for a period for 30 consecutive days, Excess Availability is greater than the greater of 17.5% of the Total Availability and $25.0 million, and

•	for two consecutive fiscal quarters after the closing date, the fixed charge coverage ratio (tested on a trailing four fiscal quarter basis) has been in excess of 1.0 to 1.0.

Minimum cash flow is defined as consolidated EBITDA minus the sum of:

•	capital expenditures

•	cash interest expense

•	any regularly scheduled amortized principal payments on indebtedness

•	cash taxes paid

•	any amount in excess of $10.0 million paid with respect to the FCPA investigation

If an Event of Default (as defined in the ABL facility agreement) occurs and is continuing, the interest rate under the ABL facility will increase by 2% per annum and the lenders may accelerate all amounts owing under the ABL facility.

Defaults under the ABL facility, which would permit the lenders to accelerate required payment and which would increase the applicable interest rate by 2% per annum, include (but are not limited to) the following:

•	Non-payment of principal, interest, fees and other amounts under the ABL facility

•	Failure to comply with any of the negative covenants, certain of the specified affirmative covenants or other covenants under the ABL facility

•	Failure to pay certain indebtedness when due

•	Specified events of bankruptcy and insolvency

•	One or more judgments of $5.0 million not covered by insurance and not paid within a specified period.

•	A change in control as defined in the ABL facility.